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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                DECEMBER 2, 2005
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                Date of Report (Date of earliest event reported)



                            WOODHEAD INDUSTRIES, INC
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             (Exact name of registrant as specified in its charter)



       DELAWARE                       0-5971                    36-1982580
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    (State or other         (Commission File Number)         (I.R.S. Employer
    Jurisdiction of                                          Identification
    Incorporation)                                               Number)

                 3 Parkway North, Suite 550, Deerfield, IL 60035
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              (Address of principal executive offices) (Zip Code)


                                  847-236-9300
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[_] Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 2, 2005, the Board of Directors of Woodhead Industries, Inc. (the "Board") approved changes to the compensation paid to the directors who are not employees of the Company. The director compensation, effective January 3, 2006, a summary of which is set forth in Exhibit 10.1 hereto is incorporated by reference into this Item 1.01.

The Board also approved the Fiscal 2006 Management Incentive Plan (the "2006 MIP") for key employees (including the CEO and the four other most highly paid executive officers). Under the 2006 MIP, a target annual incentive is established for all participants in the form of a percentage of base salary. For all participants, performance is measured against a predetermined scale with a minimum threshold level of achievement in earnings under which no portion of an incentive award is earned. In addition to the Company's financial performance targets, participants have personal performance goals that are taken into account in determining the final cash incentive awards granted under the MIP. The Human Resources Committee of the Board reviews and recommends all awards under the 2006 MIP for approval by the Board. A copy of the 2006 MIP is attached hereto as exhibit 10.2 and is incorporated by reference into this Item 1.01.

Also on December 2nd, the Board approved a relocation payment of $25,000 to Michael Gies in connection with the continuation of his international assignment.

On December 2, 2005, the Human Resources Committee of the Board granted, pursuant to the Company's Stock Awards Plans, certain restricted stock awards totaling 110,500 shares to the Company's non-employee directors and 34 key employees (including the CEO and the four other most highly paid executive officers). Each of the non-employee directors received a grant of 2,000 restricted shares, which vest one year from the date of the grant. The CEO and the four other most highly paid executive officers received restricted stock awards in the following amounts:

           NAME                                   RESTRICTED STOCK
           ----                                   ----------------

           Philippe Lemaitre                            20,000
           Robert Fisher                                10,000
           Duane Wiedor                                  9,000
           Robert Tortorello                             7,000
           Michael Gies                                  7,000

For Messrs. Lemaitre, Fisher and Tortorello the shares will vest two years from the date of the grant. For Messrs. Wiedor and Gies the shares will vest three years from the date of grant. A copy of the Company's form of Long Term Incentive Award Agreement is attached hereto as exhibit 10.3 and is incorporated by reference into this item 1.01.



ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

10.1 Woodhead Industries, Inc. Board Compensation Summary

10.2 Woodhead Industries, Inc. 2006 Management Incentive Plan

10.3 Form of Long Term Incentive Award Agreement

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SIGNATURE


Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.


WOODHEAD INDUSTRIES, INC.

Date: December 8, 2005



BY: /s/ Robert H. Fisher
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Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)